Contract No. 99-0591


                            GLOBAL CUSTODY AGREEMENT

                           (Banks and Broker/Dealers)

        AGREEMENT, dated as of 10/14/99 between Key Trust Company of Ohio, National Association ("Customer") and The Bank of New York ("Custodian").

                                    ARTICLE I
                                   DEFINITIONS

        Whenever used in this Agreement, the following words shall have the meanings set forth below:

         1. "Authorized Person" shall be any person, whether or not an officer or employee of Customer, duly authorized by Customer to give Oral and/or Written Instructions with respect to one or more Accounts, such persons to be designated in a Certificate of Authorized Persons which contains a specimen signature of such person.

         2. "BNY Affiliate" shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

         3. "Book-Entry System" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering its successors and nominees.

         4. "Business Day" shall mean any day on which Custodian, Book-Entry System and relevant Depositories are open for business.

         5. "Composite Currency Units" shall mean the Euro or any other composite unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

         6. "Depository" shall include the Book-Entry System, the Depository Trust Company, Euroclear, Cedel, S.A. and any other securities depository, book-entry system or clearing agency (and their respective successors and nominees) authorized to act as a securities depository, book-entry system or clearing agency pursuant to applicable law and identified to Customer from time to time.

         7. "Oral Instructions" shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

         8. "Securities" shall include, without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the


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same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository or a Subcustodian).

         9. "Subcustodian" shall mean a bank or other financial institution (other than a Depository) which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereunder and identified to Customer from time to time.

         10. "Written Instructions" shall mean any notices, instructions or other instruments in writing received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person by letter, telex, facsimile transmission, Custodian's on-line communication system, or any other method whereby Custodian is able to verify with a reasonable degree of certainty the identity of the sender of such communications or the sender is required to provide a password or other identification code.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                         REPRESENTATIONS AND WARRANTIES

         1. (a) Customer hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts in which Custodian will hold Securities and cash as provided herein. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of Customer, or with Custodian's prior approval (which may be withheld in Custodian's sole discretion), in the names of third parties.

         (b) To the extent that Securities contained in any third-party accounts established under Paragraph 1 (a) are subject to The Employee Retirement Income Security Act ("ERISA"), Customer shall so advise Custodian and the Account(s) shall be designated ERISA Accounts.

         (c) Customer acknowledges and agrees that it is principally liable to Custodian for satisfaction of all obligations and liabilities arising or incurred in connection with the Accounts.

         2. (a) Except as otherwise provided by law, a cash account (including subdivisions maintained in different currencies, including Composite Currency Units) shall constitute one single and indivisible current account. Consequently, Custodian has the right, among others, to transfer the balance of any subaccount of a cash account to any other subaccount at any time and without prior notice.

         (b) Custodian may in accordance with customary practice hold any currency or Composite Currency Unit in which any subdivision of a cash account is denominated on deposit in, and effect transactions relating thereto through, an account (a "Foreign Account") with a BNY Affiliate or another bank in the country where such currency is the lawful currency or in other countries where such currency or Composite Currency Unit may be lawfully held on deposit.

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         (c) Custodian shall have no liability for any loss or damage arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, which may affect the transferability, convertibility, or availability of any currency or Composite Currency Unit in the countries where such Foreign Accounts are maintained and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation or event. To the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of Customer. If pursuant to any such law or regulation, or as a result of any such event, Custodian cannot deal in any component currency of a Composite Currency Unit or effect a particular transaction in a Composite Currency Unit on Customer's behalf, Custodian may thereafter treat any account denominated in an affected Composite Currency Unit as a group of separate accounts denominated in the relevant component currencies.

         3. Customer hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each Oral or Written Instruction given by Customer, that:

         (a) Customer is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement and to perform its obligations hereunder;

         (b) This Agreement has been duly authorized, executed and delivered by Customer, constitutes a valid and legally binding obligation of Customer, enforceable in accordance with its terms, and no statute, regulation, rule, order, judgment or contract binding on Customer prohibits Customer's execution or performance of this Agreement;

         (c) With respect to Accounts established in the name of third parties, Customer has been duly authorized to enter into and perform all transactions contemplated hereby and to take actions and give Oral and Written Instructions with legal and binding effect upon such third parties and their respective Accounts; and

         (d) Customer shall not deposit Securities subject to ERISA into Accounts that have not been designated ERISA Accounts and shall not deposit Securities that are not subject to ERISA into designated ERISA Accounts.

         (e) Customer represents as to all Securities not deposited into designated ERISA Accounts that either Customer owns the Securities in the Accounts free and clear of all liens, claims, security interests and encumbrances (except those granted herein) or, if the Securities in an Account are owned beneficially by others, Customer has the right to pledge such Securities to the extent necessary to secure Customer's and the beneficial owner's obligations hereunder, free of any right of redemption or prior claim by the beneficial owner. Custodian's security interest in all Non-ERISA Accounts pursuant to Article V hereof shall be a first lien and security interest subject to no setoffs, counterclaims or other liens prior to or on a parity with it in favor of any other party (other than specific liens granted preferred status by statute), and Customer shall take

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any and all additional steps which Custodian requires to assure itself of such priority and status, including notifying third parties or obtaining their consent to, Custodian's security interest.

         4. Custodian hereby agrees that in performing hereunder with respect to any Account maintained for the benefit of an investment company or portfolio series thereof (each, a "Fund") registered under the Investment Company Act of 1940, as amended (the "Act"), Custodian will not knowingly cause such Fund to violate the Act; it being expressly acknowledged and agreed that Custodian shall conclusively presume, without liability hereunder, that (a) all Oral or Written Instructions relating to such Account shall at all times comply with the Act and shall be for purposes permitted by the Act, and (b) the aggregate of all borrowings of such Fund, including, without limitation, any advances or overdrafts (including any daylight overdrafts) in such Account, do not exceed the amount such Fund is permitted to borrow under the Act.

                                  ARTICLE III
                          CUSTODY AND RELATED SERVICES

         1. (a) Subject to the terms hereof, Customer hereby authorizes Custodian to hold any Securities received by it from time to time for Customer's account. Custodian shall be entitled to utilize Depositories and Subcustodians to the extent possible in connection with its performance hereunder. Securities and cash deposited by Custodian in a Depository will be held subject to the rules, terms and conditions of such Depository. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in central securities depositories or clearing agencies in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with Subcustodians will be held in a commingled account in the name of Custodian as custodian or trustee for its customers. Custodian shall identify on its books and records the Securities and cash belonging to Customer, whether held directly or indirectly through Depositories or Subcustodians.

         (b) Unless Custodian has received Oral or Written Instructions to the contrary or applicable law otherwise requires, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities or for funds advanced on behalf of Customer by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

         2. Custodian shall furnish Customer with an advice of daily transactions and a monthly summary of all transfers to or from the Accounts.

         3. With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

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         (a) Receive all income and other payments and advise Customer as promptly as practicable of any such amounts due but not paid;

         (b) Present for payment and receive the amount paid upon all Securities which may mature and advise Customer as promptly as practicable of any such amounts due but not paid;

         (c) Forward to Customer copies of all information or documents that it may receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

         (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

         (e) Hold directly or through a Depository or Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

         (f) Endorse for collection checks, drafts or other negotiable instruments.

         4. (a) Custodian shall notify Customer of such rights or discretionary actions or of the date or dates by when such rights must be exercised or such action must be taken provided that Custodian has received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Depository or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of such notice, Custodian shall have no liability for failing to so notify Customer.

         (b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer optional rights on Customer or provide for discretionary action or alternative courses of action by Customer, Customer shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive Customer's Written Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least two (2) Business Days prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may notify Customer). Absent Custodian's timely receipt of such Written Instructions, Custodian shall not be liable for failure to take any action relating to or to exercise any rights conferred by such Securities.

         5. All voting rights with respect to Securities, however registered, shall be exercised by Customer or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to Customer any documents (including proxy statements, annual reports and signed proxies) relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide Customer with access to a provider of global proxy services at Customer's request. Customer shall be responsible for all costs associated with its use of such services.

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         6. Custodian shall promptly advise Customer upon its notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian or Depository holds any Securities in which Customer has an interest as part of a fungible mass, Custodian, such Subcustodian or Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

         7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

         8. Customer shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of Customer or any transaction related thereto. Customer shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of Customer (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of Customer, Custodian is hereby authorized to withdraw cash from any subaccount of the cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all subaccounts of the cash account is not sufficient to pay such Tax, Custodian shall promptly notify Customer of the additional amount of cash (in the appropriate currency) required, and Customer shall directly deposit such additional amount in the cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Customer is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of Customer under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; provided that Custodian shall have received from Customer all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by Customer to Custodian hereunder, and Customer hereby indemnifies and agrees to hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation.

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         9. (a) For the purpose of settling Securities and foreign exchange transactions, Customer shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in the currency of Customer's home jurisdiction to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide Customer with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advice received by Custodian from its Subcustodians and Depositories. Such funds shall be in the currency of Customer's home jurisdiction or such other currency as Customer may specify to Custodian.

         (b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. Customer may issue standing Written Instructions with respect to foreign exchange transactions but Custodian may establish rules or limitations concerning any foreign exchange facility made available to Customer. Customer shall bear all risks of investing in Securities or holding cash denominated in a foreign currency. Notwithstanding the foregoing, Custodian and BNY Affiliates shall effect foreign exchange transactions in connection with assets in designated ERISA Accounts only in accordance with Custodian's established procedures for effecting foreign exchange transactions for ERISA assets. Without limiting the foregoing, Customer shall bear the risks that rules or procedures imposed by Depositories, exchange controls, asset freezes or other laws, rules, regulations or orders shall prohibit or impose burdens or costs on the transfer to, by or for the account of Customer of Securities or cash held outside Customer's jurisdiction or denominated in a currency other than its home jurisdiction or the conversion of cash from one currency into another currency. Custodian shall not be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected by such law, regulation, rule or procedure. Neither Custodian nor any Subcustodian shall be liable to Customer for any loss resulting from any of the foregoing events.

         10. To the extent that Custodian has agreed to provide pricing or other information services in connection with this Agreement, Custodian is authorized to utilize any vendor (including brokers and dealers of Securities) reasonably believed by Custodian to be reliable to provide such information. Customer understands that certain pricing information with respect to complex financial instruments (e.g., derivatives) may be based on calculated amounts rather than actual market transactions and may not reflect actual market values, and that the variance between such calculated amounts and actual market values may or may not be material. Where vendors do not provide information for particular Securities or other property, an Authorized Person may advise Custodian regarding the fair market value of, or provide other information with respect to, such Securities or property as determined by it in good faith. Custodian shall not be liable for any loss, damage or expense incurred as a result of errors or omissions with respect to any pricing or other information utilized by Custodian hereunder.

         11. As an accommodation to Customer, Custodian may provide consolidated recordkeeping services pursuant to which Custodian reflects on Account statements Securities positions for which Custodian has no safekeeping or other responsibility under this Agreement

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("Non-Custody Securities"). Non-Custody Securities shall be designated on
Custodian's books as "shares not held" or by other similar characterization. Customer acknowledges and agrees that Custodian shall rely, without independent verification, on information provided by Customer regarding Non-Custody Securities (including but not limited to Account positions and market valuations) and shall have no responsibility whatsoever with respect to Non-Custody Securities or the accuracy of any information maintained on Custodian's books or set forth on account statements concerning Non-Custody Securities.

                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

         1. Promptly after each purchase or sale of Securities for an Account, Customer shall deliver to Custodian Written Instructions specifying all information necessary for Custodian to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

         2. Customer understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Customer assumes full responsibility for all credit risks involved in connection with Custodian's delivery of Securities pursuant to instructions of Customer.

         3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with Customer, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

         4. Upon Customer's Oral or Written Instructions, Custodian shall purchase or sell Securities and is authorized to utilize any broker or agent in connection with any such transactions, including BNY Affiliates. Custodian shall not be liable for the acts or omissions of any such broker or agent, other than a BNY Affiliate. Upon Customer's Oral or Written Instructions (which may include standing instructions), Custodian shall also invest cash balances in certificates of deposit, savings accounts or other similar instruments issued by Custodian or a BNY Affiliate or in money market or other mutual funds for which Custodian or a BNY Affiliate may serve as investment advisor, administrator, custodian, shareholder servicing agent or other capacity, notwithstanding that Custodian or a BNY Affiliate collects fees from such mutual funds for providing such services.

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                                   ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

         1. If Custodian in its sole discretion advances funds in any currency hereunder or there shall arise for whatever reason as overdraft in an Account (including, without limitation, overdrafts incurred in connection with the settlement of securities transactions, funds transfers or foreign exchange transactions) or if Customer is for any other reason indebted to Custodian, Customer agrees to repay Custodian on demand the amount of the advance, overdraft or indebtedness plus accrued interest at a rate ordinarily charged by Custodian to its institutional custody customers in the relevant currency.

         2. In order to secure repayment of Customer's and each third party's obligations to Custodian hereunder, Customer hereby pledges and grants to Custodian a continuing lien and security interest in, and right of set-off against, all of Customer's right, title and interest in and to (a) all Accounts in Customer's name and the Securities, money and other property now or hereafter held in such Accounts (including proceeds thereof), (b) each Account, except for designated ERISA Accounts, in respect of which or for whose benefit the advance, overdraft or indebtedness relates and the Securities, money and other property now or hereafter held in such Account (including proceeds thereof), and (c) any other property at any time held by it for the account of Customer. In this regard, Custodian shall be entitled to all the rights and remedies of a pledgee and secured creditor under applicable laws, rules or regulations as then in effect.

                                   ARTICLE VI
                              CONCERNING CUSTODIAN

1. (a) Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against Customer, except those Losses arising out of the negligence or wilful misconduct of Custodian. Customer agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel incurred by Custodian in a successful defense of claims by Customer; provided however, that Customer shall not indemnify Custodian for those Losses arising out of Custodian's negligence or wilful misconduct. This indemnity shall be a continuing obligation of Customer, its successors and assigns, notwithstanding the termination of this Agreement.

         (b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall discharge Custodian from its obligations hereunder.

         (c) For any Subcustodian identified on Schedule I Part A attached hereto, Custodian shall be responsible to Customer for any loss or liability (including, without limitation, reasonable attorney's fees) incurred by Customer by reason of the negligence or willful misconduct of such Subcustodian, as determined under the laws governing the subcustodian agreement between Custodian and such Subcustodian

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         (d) With respect to any loss or liability incurred by Customer as a result of the acts or failure to act by a Subcustodian not identified on
Schedule I Part A, Custodian's responsibility is limited to the failure on its part to exercise reasonable care in the selection or retention of such Subcustodian in light of prevailing settlement and securities handling practices, procedures and controls in the relevant markets, and Custodian agrees to take appropriate action to recover such loss or liability from such Subcustodian. The Custodian's liability to the Customer under this subparagraph
(d) shall be limited to amounts so recovered from such Subcustodian (exclusive of costs and expenses incurred by Custodian).

         (e) Notwithstanding the foregoing, in no event shall Custodian be liable for (i) the acts or omissions of any Depository (whether or not identified on Schedule I), (ii) holding Securities in any particular country, including but not limited to, losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; currency controls or restrictions. devaluations or fluctuations; or market conditions which prevent the orderly execution of securities transactions or affect the value of Securities, (iii) any Subcustodian selected by Customer, (iv) the continued use by Customer of any Subcustodian selected by Custodian after Customer has been notified of Custodian's intention to replace such Subcustodian, or (v) special, indirect or consequential damages.

         2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for, any losses incurred by Customer or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market

         3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

         4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment

         5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

         6. Customer shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. Custodian waives its incoming conversion fees, however Customer shall reimburse Custodian for all remaining costs associated with the conversion of Customer's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement Customer shall also reimburse Custodian for out-of-pocket expenses which are a normal incident of the services provided hereunder.

         7. Custodian has the right to debit any cash account maintained by Customer for any amount payable by Customer in connection with any and all obligations of Customer and each third party to Custodian, whether or not relating to or arising under this Agreement Custodian

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also has the right to debit each third party cash account, except for designated
ERISA Accounts, for any amount payable to Custodian in connection with any advance, overdraft or indebtedness relating to such third party account. In addition to the rights of Custodian under applicable law and other agreements, at any time when Customer shall not have honored any and all of its obligations to Custodian, whether or not relating to or arising under this Agreement, Custodian shall have the right without notice to Customer to retain or set-off against such obligations of Customer, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of Customer, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to Customer in any currency or Composite Currency Unit. Any such asset of, or obligation to, Customer may be transferred to Custodian and any BNY Affiliate in order to effect the above rights.

         8. Custodian shall be entitled to rely upon any Written or Oral Instruction actually received by Custodian and reasonably believed by Custodian to be duly authorized and delivered. Customer agrees to forward to Custodian Written Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. Customer agrees that the fact that such confirming Written Instructions are not received or that contrary Written Instructions are received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If Customer elects to transmit Written Instructions through an on-line communication system offered by Custodian, Customer's use thereof shall be subject to the Terms and Conditions attached hereto as Appendix I.

         9. Upon reasonable request and provided Custodian shall suffer no significant disruption of its normal activities, Customer shall have access to Custodian's books and records relating to the Accounts during Custodian's normal business hours. Upon reasonable request, copies of any such books and records shall be provided to Customer at Customer's expense.

         10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect.

         11. Custodian shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; it being understood that Custodian shall use its best efforts to resume performance as soon as practicable under the circumstances.

         12. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                                   ARTICLE VII
                                   TERMINATION

        Either party may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (90) days after the date of such notice. Upon termination hereof, Customer shall pay to Custodian such compensation as may be due to Custodian, and shall likewise reimburse Custodian for other amounts payable or reimbursable to Custodian hereunder. Custodian shall follow such reasonable Oral or Written Instructions concerning the transfer of custody of records, Securities and other items as Customer shall give; provided, that (a) Custodian shall have no liability for shipping and insurance costs associated therewith, and (b) full payment shall have been made to Custodian of its compensation, costs, expenses and other amounts to which it is entitled hereunder. If any Securities or cash remain in any Account, Custodian may deliver to Customer or its designee such Securities and cash. Upon termination of this Agreement, except as otherwise provided herein, all obligations of the parties to each other hereunder shall cease.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         1. Customer agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Oral Instructions and Written Instructions of such present Authorized Persons.

         2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at One Wall Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

         3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Customer shall be sufficiently given if addressed to Customer and received by it at its offices at Key Trust Company of Ohio, National Association, 127 Public Square, OH-01-27-1401, Cleveland Ohio 44115,
ATTN: Cathryn Kaesberg, or at such other place as Customer may from time to time designate in writing.

         4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and maybe exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

         5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

         6. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. Customer and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. Customer hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. Customer and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement

         7. Notwithstanding the fact that Custodian may from time to time maintain an Account in the name of a third party, the parties hereto agree that in performing hereunder, Custodian is acting solely on behalf of Customer and no contractual or service relationship shall be deemed to be established hereby between Custodian and any such third party or any other person.

         8. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

        IN WITNESS WHEREOF, Customer and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                                            KEY TRUST COMPANY OF OHIO, NATIONAL
                                            ASSOCIATION

                                            By:  /s/ John H. Woods
                                            ___________________________________


                                            Title: Authorized Signer

                                            By:________________________________

                                            Title:

                                            Tax Identification No:



                                            THE BANK OF NEW YORK



                                            By:    /s/ Martin Geffon
                                            ___________________________________

                                            Title:

                                   APPENDIX I

                              THE BANK OF NEW YORK
                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS

         1. License; Use. Upon delivery to Customer of software enabling Customer to obtain access to the System (the "Software"), Custodian grants to Customer a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). Customer shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to Customer with respect to the Software. Customer acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. Customer further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. Customer shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall Customer attempt to decompile, reverse engineer or modify the Software. Customer may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. Customer may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. Customer shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request.

         2. Equipment. Customer shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

         3. Proprietary Information. The Software, any data base and any proprietary data, processes, information and documentation made available to Customer (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. Customer shall keep the Information confidential by using the same care and discretion that Customer uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, Customer shall return to Custodian any and all copies of the Information which are in its possession or under its control.

         4. Modifications. Custodian reserves the right to modify the Software from time to time and Customer shall install new releases of the Software as Custodian may direct Customer agrees not to modify or attempt to modify the Software without Custodian's prior written consent Customer acknowledges that any modifications to the Software, whether by Customer or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

         5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. CUSTOMER ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ANY DAMAGES, WHETHER DIRECT, INDIRECT SPECIAL, OR CONSEQUENTIAL, WHICH CUSTOMER MAY INCUR IN CONNECTION WITH THE SOFTWARE, SERVICES OR ANY DATABASE, EVEN IF CUSTODIAN OR SUCH SUPPLIER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL.

         6. Security; Reliance; Unauthorized Use. Customer will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with extreme care. Custodian is hereby irrevocably authorized to act in accordance with and rely on Written Instructions received by it through the System. Customer acknowledges that it is its sole responsibility to assure that only Authorized Persons use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

         7. System Acknowledgments. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System, and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission and Customer may not claim that such transmission was received by Custodian.

         8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. CUSTOMER MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO CUSTOMER OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORT ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. Customer hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

         9. ENCRYPTION. Customer acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. Customer agrees that Custodian may deactivate any encryption features at any time, without notice or liability to Customer, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

                        CERTIFICATE OF AUTHORIZED PERSONS
                   (Customer - Oral and Written Instructions)

        The undersigned hereby certifies that he/she is the duly elected and acting __________ of ______________ (the "Corporation"), and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to deliver Oral and Written Instructions to The Bank of New York ("BNY") pursuant to the Custody Agreement between the Corporation and BNY dated _________________, and that the signatures appearing opposite their names are true and correct:

_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature
_____________________       ________________________    _______________________
        Name                        Title                     Signature

        This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate                                  ___________________________________
        seal]                               Title:

                                            Date:

                      CUSTODY ACCOUNT AGENCY AUTHORIZATION

        Reference is made to the Custody  Agreement  (the  "Custody  Agreement")
dated         as         of          __________________________          between
_________________________________("Customer") and The Bank of New York ("BNY").

        This is to advise BNY that for the account(s) identified below Customer has duly authorized the following investment managers (each, an "Investment Manager") to act as Customer's agent for the purpose of (a) delivering Oral and Written Instructions to BNY (as defined in the Custody Agreement), and/or (b) buying and selling foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, as such purposes are designated below, and to confirm to BNY that all actions taken by BNY in reliance upon such authorization (whether in its capacity as custodian or counterparty) shall be binding on Customer and the beneficial owner of such account(s).

Investment Manager                 Account Title/Number       Inst.       F/X

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

_______________________________   ________________________    ______     ______

[corporate                                    By ______________________________
        seal]                                 Title:

                                              Date:

                        CERTIFICATE OF AUTHORIZED PERSONS

              (Investment Manager - Oral and Written Instructions)

Re:     Account Name:

        Account Number:

        The undersigned hereby certifies that he/she is the duly elected and acting ____________ of _______________________________ (the "Investment
Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to deliver oral and written instructions to The Bank of New York ("BNY") with respect to the above-referenced Account, and that the signatures appearing opposite their names are true and correct:

______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature

        This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate                                       _______________________________
        seal]                                    Title:

                                                 Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                          (Customer - Foreign Exchange)

        The undersigned hereby certifies that he/she is the duly elected and acting __________________ of ______________________ (the "Corporation"), and
further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the Corporation or any Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________

and further certifies that the following officers or employees of the Corporation have been duly authorized in conformity with the Corporation's Articles of Incorporation and By-Laws to confirm, orally and in writing, the terms of F/X Transactions entered with BNY, and that the signatures appearing opposite their names are true and correct.

______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature

        This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate                                   ___________________________________
        seal]                                Title:

                                             Date:

                        CERTIFICATE OF AUTHORIZED PERSONS
                     (Investment Manager - Foreign Exchange)

Re:     Account Name:

        Account Number:

        The undersigned hereby certifies that he/she is the duly elected and acting ____________ of ______________(the "Investment Manager"), and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to enter into contracts with The Bank of New York ("BNY") to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency on behalf of the above referenced Account ("F/X Transactions"), and that the signatures appearing opposite their names are true and correct:

______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________
        Name                       Title                       Signature
______________________     _________________________     _______________________

and further certifies that the following officers or employees of the Investment Manager have been duly authorized in conformity with the Investment Manager's organizational documents to confirm, orally and in writing, the terms of F/X Transactions entered by the Investment Manager with BNY, and that the signatures appearing opposite their names are true and correct:.

        This certificate supersedes any certificate of authorized individuals you may currently have on file.

[corporate                                    _________________________________
        seal]                                 Title:

                                              Date:

                                  CERTIFICATION

        The undersigned, _________________________, hereby certifies that he or she is the duly elected and acting ___________________ of ________________, a corporation (the "Corporation"), and further certifies that the following resolution was adopted by the Board of Directors of the Corporation on and that such resolution has not been modified or rescinded and is in full force and effect as of the date hereof:

               RESOLVED, that the Corporation is hereby authorized to enter into any contracts to buy and sell foreign currency (on a spot and forward basis) and options to buy and sell foreign currency, whether pursuant to oral, telex, SWIFT, telecopier or electronic instructions or otherwise, and that The Bank of New York is hereby authorized to act and rely on any such instructions, as understood by it and believed by it to be genuine; and, in connection with any such transaction, any officer, employee or agent as designated by the Corporation may execute and deliver, in the name and on behalf of the Corporation, any and all agreements and confirmations containing any terns, conditions, representations, warranties, covenants, amendments, waivers, releases and instructions whatsoever and incur and pay any fees, costs, expenses, liabilities and claims, all without limitation.

[seal]                                    ___________________________________
                                          Secretary

                                   SCHEDULE I

Each of the following Sub-Custodians:

                                     PART A

     Country                         Subcustodian
     -------                         ------------

     Argentina                       BankBoston, N.A.
     Australia                       Commonwealth Bank of Australia/National
                                       Australia Bank Limited
     Austria                         Bank Austria AG
     Belgium                         Banque Bruxelles Lambert
     Brazil                          BankBoston, N.A.
     Canada                          Royal Bank of Canada
     China                           Standard Chartered Bank
     Czech Republic                  Ceskoslovenska Obchodni Banka A.S.
     Denmark                         Den Danske Bank
     EASDAQ                          Banque Bruxelles Lambert
     Finland                         Merita Bank plc
     France                          Paribas
     Germany                         Dresdner Bank AG
     Greece                          National Bank of Greece SA
     Hong Kong                       HSBC
     Hungary                         Citibank Budapest Rt.
     Ireland                         Allied Irish Banks, plc
     Israel                          Bank Leumi LE - Israel B.M.
     Italy                           Banca Commerciale Italiana/Paribas
     Japan                           The Bank of Tokyo-Mitsubishi Limited/Fuji
                                       Bank, Limited
     Luxembourg                      Banque et Caisse d'Epargne de l'Etat
     Mexico                          Banco Nacional de Mexico
     Netherlands                     MeesPierson
     New Zealand                     Australia and New Zealand Banking Group
     Norway                          Den norske Bank ASA
     Philippines                     HSBC
     Poland                          Bank Handlowy W Warszawie S.A.
     Portugal                        Banco Comercial Portugues
     Singapore                       United Overseas Bank Limited/The
                                       Development Bank of Singapore Ltd.
     South Africa                    The Standard Bank of South Africa Limited
     South Korea                     Standard Chartered Bank
     Spain                           Bank BilbaoVizcaya
     Sweden                          Skandinaviska Enskilda Banken
     Switzerland                     Union Bank of Switzerland/Credit Suisse
                                       First Boston
     Taiwan                          HSBC
     Thailand                        Standard Chartered Bank/Bangkok Bank
                                       Public Company Limited
     Turkey                          Osmanli Bankasi A.S. (Ottoman Bank)

     Country                         Subcustodian
     -------                         ------------


     Uruguay                         BankBoston, N.A.
     Venezuela                       Citibank, N.A.

                                     PART B

    Country                          Subcustodian
    -------                          ------------

    Bahrain                          The British Bank of Middle East
    Bangladesh                       Standard Chartered Bank
    Bermuda                          Bank of Bermuda Limited
    Bolivia                          Citibank, N.A.
    Botswana                         Stanbic Bank of Botswana Limited
    Bulgaria                         ING Bank
    Chile                            BankBoston, N.A.
    Colombia                         Cititrust Colombia S.A.
    Costa Rica                       Banco BCT
    Croatia                          Privredna Banka Zagreb d.d.
    Cyprus                           Bank of Cyprus
    Ecuador                          Citibank, N.A.
    Egypt                            Citibank, N.A.
    Estonia                          Hansabank Limited
    Euromarket                       Cedelbank
    Euromarket                       Euroclear
    Ghana                            Merchant Bank (Ghana) Limited
    Iceland                          Landsbanki Islands
    India                            HSBC/Deutsche Bank AG
    Indonesia                        HSBC
    Ivory Coast                      Societe Generale de Banques en Cote
                                       d'Ivoire
    Jamaica                          CIBC Trust & Merchant Bank Jamaica Ltd.
    Jordan                           The British Bank of the Middle East
    Kazakhstan                       ABN/ARM
    Kenya                            Stanbic Bank Kenya Limited
    Latvia                           Societe Generale Riga
    Lebanon                          The British Bank of the Middle East
    Lithuania                        Vilniaus Bankas
    Malaysia                         Hongkong Bank Malaysia Berhad
    Malta                            Mid-Med Bank
    Mauritius                        HSBC
    Morocco                          Banque Commerciale du Maroc
    Namibia                          Stanbic Bank Namibia Limited
    Nigeria                          Stanbic Merchant Bank Nigeria Limited
    Oman                             The British Bank of the Middle East
    Pakistan                         Standard Chartered Bank
    Peru                             Citibank, N.A.
    Romania                          ING Bank
    Russia                           Vneshtorgbank (Min Fin Bonds only)/
                                       Credit Suisse First Boston AO
    Slovakia                         Ceskoslovenska Obchodni Banka, a.s.

     Country                         Subcustodian
     -------                         ------------

    Slovenia                         Bank Austria Creditanstalt d.d. Ljubljana
    Sri Lanka                        Standard Chartered Bank
    Swaziland                        Stanbic Bank Swaziland Limited
    Trinidad & Tobago                Republic Bank Limited
    Tunisia                          Banque Internationale Arabe de Tunisie
    Ukraine                          ING Bank
    United Kingdom                   The Bank of New York/First Chicago
                                       Clearing Center
    Zambia                           Stanbic Bank Zambia Limited
    Zimbabwe                         Stanbic Bank Zimbabwe Limited

                              THE BANK OF NEW YORK

                           Global Custody Fee Schedule

                                  Prepared for

                                     KeyBank

                                   June, 1999

--------------------------------------------------------------------------------
        COUNTRY              INSTRUMENTS          SAFEKEEPING        TRANSACTION
                                                     (BPS)              FEES
--------------------------------------------------------------------------------
       Argentina                 All                   20                $45
--------------------------------------------------------------------------------
       Australia                 All                   3                 $32
--------------------------------------------------------------------------------
        Austria            Equities/Bonds              4                 $45
--------------------------------------------------------------------------------
        Austria             Depo Receipt               20                $45
--------------------------------------------------------------------------------
        Austria              non-ATS all               27                $95
--------------------------------------------------------------------------------
        Bahrain                  All                   50                $140
--------------------------------------------------------------------------------
       Bangladesh                All                   45                $160
--------------------------------------------------------------------------------
        Belgium                  All                   3                 $45
--------------------------------------------------------------------------------
        Bermuda                  All                   20                $75
--------------------------------------------------------------------------------
        Bolivia                  All                   50                $95
--------------------------------------------------------------------------------
        Botswana                 All                   30                $70
--------------------------------------------------------------------------------
         Brazil                  All                   20                $50
--------------------------------------------------------------------------------
        Bulgaria                 All                   50                $95
--------------------------------------------------------------------------------
         Canada                  All                   2                 $15
--------------------------------------------------------------------------------
         Chile                   All                   25                $75
--------------------------------------------------------------------------------
     China-Shanghai              All                   20                $75
--------------------------------------------------------------------------------
     China-Shenzhen              All                   20                $75
--------------------------------------------------------------------------------
        Colombia                 All                   40                $110
--------------------------------------------------------------------------------
       Costa Rica                All                   25                $75
--------------------------------------------------------------------------------
        Croatia                  All                   40                $90
--------------------------------------------------------------------------------
         Cyprus                  All                   20                $55
--------------------------------------------------------------------------------
     Czech Republic              All                   15                $60
--------------------------------------------------------------------------------
        Denmark                  All                   4                 $55
--------------------------------------------------------------------------------
         EASDAQ                  All                   7                 $55
--------------------------------------------------------------------------------
        Ecuador                  All                   45                $70
--------------------------------------------------------------------------------
         Egypt                   All                   45                $110
--------------------------------------------------------------------------------
        Estonia                  All                   10                $50
--------------------------------------------------------------------------------
      Euromarkets          Eurobonds only*            1.5                $10
--------------------------------------------------------------------------------
        Finland                  All                   6                 $65
--------------------------------------------------------------------------------
         France                  All                   3                 $50
--------------------------------------------------------------------------------
        Germany                  All                   2                 $30
--------------------------------------------------------------------------------
         Ghana                   All                   30                 $60
--------------------------------------------------------------------------------
         Greece                  All                   20                $120
--------------------------------------------------------------------------------
       Hong Kong                 All                    6                 $65
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        COUNTRY              INSTRUMENTS          SAFEKEEPING        TRANSACTION
                                                     (BPS)              FEES
--------------------------------------------------------------------------------
        Hungary                  All                   35                $150
--------------------------------------------------------------------------------
        Iceland                  All                   10                 $20
--------------------------------------------------------------------------------
         India                   All                   70                $400
--------------------------------------------------------------------------------
       Indonesia                 All                   12                $100
--------------------------------------------------------------------------------
        Ireland                  All                    5                 $30
--------------------------------------------------------------------------------
         Israel                  All                   20                 $50
--------------------------------------------------------------------------------
         Italy                   All                    5                 $60
--------------------------------------------------------------------------------
      Ivory Coast                All                   50                $175
--------------------------------------------------------------------------------
         Japan                   All                    2                 $20
--------------------------------------------------------------------------------
        Jamaica                  All                   40                 $65
--------------------------------------------------------------------------------
         Jordan                  All                   45                $150
--------------------------------------------------------------------------------
       Kazakhstan          T Bills/Short -             35                $140
                           Term Bk. Notes
--------------------------------------------------------------------------------
       Kazakhstan             Equities                 55                $130
--------------------------------------------------------------------------------
         Kenya                   All                   30                 $70
--------------------------------------------------------------------------------
         Latvia            Equities/Bonds              40                $100
--------------------------------------------------------------------------------
         Latvia              Gov't Bonds               20                $100
--------------------------------------------------------------------------------
        Lebanon                  All                   30                $100
--------------------------------------------------------------------------------
       Lithuania                 All                   20                 $75
--------------------------------------------------------------------------------
       Luxembourg                All                    5                 $30
--------------------------------------------------------------------------------
        Malaysia                 All                    7                 $90
--------------------------------------------------------------------------------
         Malta                   All                   18                 $50
--------------------------------------------------------------------------------
       Mauritius                 All                   40                $115
--------------------------------------------------------------------------------
         Mexico                  All                    4                 $25
--------------------------------------------------------------------------------
        Morocco                  All                   40                $120
--------------------------------------------------------------------------------
        Namibia                  All                   30                 $70
--------------------------------------------------------------------------------
      Netherlands                All                    5                 $25
--------------------------------------------------------------------------------
      New Zealand                All                    5                 $45
--------------------------------------------------------------------------------
        Nigeria                  All                   30                 $70
--------------------------------------------------------------------------------
         Norway                  All                    4                 $50
--------------------------------------------------------------------------------
          Oman                   All                   50                $140
--------------------------------------------------------------------------------
        Pakistan                 All                   45                $125
--------------------------------------------------------------------------------
          Peru                   All                   50                $120
--------------------------------------------------------------------------------
      Philippines                All                   10                $100
--------------------------------------------------------------------------------
         Poland                  All                   25                 $60
--------------------------------------------------------------------------------
        Portugal                 All                   15                 $90
--------------------------------------------------------------------------------
        Romania                  All                   45                $150
--------------------------------------------------------------------------------
        Russia             Equities/Bonds              40                $200
--------------------------------------------------------------------------------
        Russia                 MINFIN                  20                $60
--------------------------------------------------------------------------------
       Singapore                 All                   4                 $50
--------------------------------------------------------------------------------
    Slovak Republic              All                   25                $120
--------------------------------------------------------------------------------
       Slovenia                  All                   45                $225
--------------------------------------------------------------------------------
     South Africa                All                   4                 $35
--------------------------------------------------------------------------------

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
--------------------------------------------------------------------------------
        COUNTRY              INSTRUMENTS          SAFEKEEPING        TRANSACTION
                                                     (BPS)              FEES
--------------------------------------------------------------------------------
      South Korea                All                   12                $45
--------------------------------------------------------------------------------
         Spain                   All                   4                 $50
--------------------------------------------------------------------------------
       Sri Lanka                 All                   20                $65
--------------------------------------------------------------------------------
       Swaziland                 All                   30                $70
--------------------------------------------------------------------------------
        Sweden                   All                   3                 $50
--------------------------------------------------------------------------------
      Switzerland                All                   3                 $60
--------------------------------------------------------------------------------
        Taiwan                   All                   20                $140
--------------------------------------------------------------------------------
       Thailand                  All                   8                 $50
--------------------------------------------------------------------------------
        Tunisia                  All                   45                $50
--------------------------------------------------------------------------------
        Turkey                   All                   20                $45
--------------------------------------------------------------------------------
         U.K.                    All                   2                 $12
--------------------------------------------------------------------------------
        Ukraine                  All                   75                $275
--------------------------------------------------------------------------------
        Uruguay                  All                   50                $70
--------------------------------------------------------------------------------
       Venezuela                 All                   45                $140
--------------------------------------------------------------------------------
        Zambia                   All                   30                $70
--------------------------------------------------------------------------------
       Zimbabwe                  All                   30                $70
--------------------------------------------------------------------------------

          * Any non-Eurobond assets held in CEDEL and Euroclear will be charged an additional surcharge

          Out of Pocket charges will be passed on at cost to KeyBank for all markets

          Third party FX/currency movements will be processed at $50.00 per wire.

          In order to help offset KeyBank's out-conversion expense from your current custodian, the Bank of New York will contribute the lesser of 25% or $20,000 of your direct out-conversion expense. Our payment will be in the form of a monthly credit to your custody bill for April 2000 through December 2000.

          The Bank of New York will waive processing fees related to the in-conversion of KeyBank's assets. Out of pocket expenses attributable to the conversion will be passed along at cost.

          If KeyBank is dissatisfied with our global custody services after one year of business, we will out convert your assets at no charge, provided that KeyBank identifies the service issues and BNY has six months to rectify the issues. At the end of the six months if both BNY and KeyBank mutually agree that the service issues have not been corrected, than Key Bank will not be charged for any out conversion transact charges.


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